ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS (THE “FUND”)

SUPPLEMENT

DATED JANUARY 21, 2010

to the Prospectus Dated May 1, 2009 (the “Prospectus”)

The last sentence of the first paragraph of each of “Summary of Terms – Leverage” and “Investment Program – Leverage” is hereby deleted and replaced with the following:

“The Master Fund has entered into a credit facility in the form of a variable funding note (the “Note”) with Credit Suisse International (the “Lender”). Pursuant to the terms of the Note, the Master Fund may borrow money from the Lender in a minimum aggregate outstanding amount of $30 million up to a maximum aggregate outstanding amount of $125 million, but in no event more than 25% of the value of the Master Fund’s net assets (and further subject to the Asset Coverage Requirement, as defined below). The Note is scheduled to terminate as of December 21, 2010, by which time the Master Fund must repay all amounts borrowed pursuant to the terms of the Note.”

The last sentence of the first paragraph of “Types of Investments and Related Risks – Leverage Utilized by the Master Fund” is hereby deleted and replaced with the following:

“The Master Fund has entered into the Note with the Lender, pursuant to which the Master Fund may borrow money from the Lender in a minimum aggregate outstanding amount of $30 million up to a maximum aggregate outstanding amount of $125 million, but in no event more than 25% of the value of the Master Fund’s net assets (and further subject to the Asset Coverage Requirement). See “Investment Program – Leverage.””

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.